Exhibit 10.1

AMENDMENT NO. 1
to
AMENDED AND RESTATED LEASE AGREEMENT

This AMENDMENT NO. 1, dated as of June 1, 2006, to Amended and Restated Lease Agreement, dated as of December 15, 1986, as amended and restated as of December 15, 1992, between TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (“TEP”), as Lessee (such term and all other capitalized terms used herein without definition having the meanings provided in Section 1 hereof), and WILMINGTON TRUST COMPANY, a Delaware corporation, and WILLIAM J. WADE (not in their respective individual capacities but solely as Owner Trustee and Cotrustee, respectively, under the Trust Agreement between such parties and TEP, as assignee of USWFS Intermediary Trust, as Owner Participant), as Lessor (this “Lease Amendment”),

W I T N E S S E T H

WHEREAS, the Lessee and the Lessor have heretofore entered into an Amended and Restated Lease Agreement, dated as of December 15, 1986, as amended and restated as of December 15, 1992, as duly recorded in the office of the County Recorder of Apache County, Arizona on December 14, 1992, in Book 701, Page 593, providing for the lease by the Lessor to the Lessee of the Undivided Interest (such Amended and Restated Lease Agreement, as supplemented and amended hereby and as further amended, modified or supplemented from time to time in accordance with the provisions thereof, being hereinafter referred to as the “Lease”),

WHEREAS, on June 23, 2006, the Lessee acquired the right, title and interest of USWFS Intermediary Trust in the Trust Estate and pursuant to Section 7.01 of the Participation Agreement became the Owner Participant,

WHEREAS, the Lessee and Lessor have agreed to amend the Lease as contemplated herein,

WHEREAS, Section 30(b) of the Lease provides, among other things, that until the Lessee has received notice from the Indenture Trustee that the Lien of the Indenture on the Trust Indenture Estate has been released, no term of the Lease shall be amended without the consent of the Indenture Trustee, and

WHEREAS, pursuant to Section 8.02 of the Indenture, the Indenture Trustee has, as instructed by the Lessee and the Owner Trustee, consented to the amendments to the Lease set forth in this Lease Amendment, such amendments being to Amendable Sections,

NOW THEREFORE, in consideration of the premises and of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.  General Definitions.  Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in Section 1 of the Lease.

Section 2.  Rent.    (a)        Section 3(a)(i) of the Lease is hereby amended by deleting the first sentence thereof in its entirety and substituting therefore the following sentence:

On each Rent Payment Date occurring during the Primary Term, the Lessee shall pay to the Lessor an installment of Basic Rent for the Lessor’s Undivided Interest in an amount equal to the scheduled amount payable on such date on the Secured Notes.

(b)  Schedule 1 to the Lease is hereby deleted.

Section 3.  Counterpart Execution.  This Lease Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. The single executed original of this Lease Amendment which provides that it is the “original counterpart” and which contains the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof shall evidence the monetary obligations of the Lessee hereunder and thereunder. To the extent, if any, that this Lease Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Amendment may be created by the transfer or possession of any counterpart thereof other than the original counterpart and containing the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof.

Section 4.  Ratification of the Lease.  This Lease Amendment is an amendment to the Lease. As amended by this Lease Amendment, the Lease is in all respects ratified, approved and confirmed, and the Lease and this Lease Amendment shall together constitute one and the same instrument.

Section 5.  Governing Law.  This Lease Amendment has been delivered in, and shall in all respects be governed by and construed in accordance with, the laws of the State of Arizona applicable to agreements made and to be performed entirely within such state, including matters of construction, validity and performance.

Section 6.  Liabilities of Owner Participant.  Sections 23 and 30 of the Lease are hereby incorporated by reference mutatis mutandis in this Lease Amendment.

IN WITNESS WHEREOF, the undersigned Lessee and Lessor have each caused this Lease Amendment to be duly executed and delivered and their corporate seals to be hereunto affixed and attested or witnessed by their respective officers thereunto duly authorized as of the day and year first above written.

TUCSON ELECTRIC POWER COMPANY, as Lessee
By:
Name: Kevin P. Larson Title: Senior Vice President and Chief Financial Officer

[seal]

Attest:

__________________________________
Assistant Secretary

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, as Lessor
By:
Name: Title:

[seal] Attest:

Title:

WILLIAM J. WADE, not in his individual capacity but solely as Cotrustee under the Trust Agreement, as Lessor

Witness:

Receipt of this original counterpart of the foregoing Amendment No. 1 to Lease Agreement is hereby acknowledged on this 26th day of June, 2006.

LASALLE BANK NATIONAL ASSOCIATION as Indenture Trustee
By:
Name: Title:

ACKNOWLEDGEMENTS TO LEASE AMENDMENT

STATE OF ARIZONA   )
           ) ss.:
COUNTY OF PIMA    )

The foregoing instrument was acknowledged before me this 26th day of June, 2006, by _________________, _________________ of TUCSON ELECTRIC POWER COMPANY, an Arizona corporation, on behalf of said corporation.

    _______________________
    Notary Public

My Commission Expires:

_____________________

STATE OF DELAWARE   )
           ) ss.:
COUNTY OF NEW CASTLE     )

The foregoing instrument was acknowledged before me this 26th day of June, 2006, by __________________, __________________ of WILMINGTON TRUST COMPANY, a Delaware banking corporation, on behalf of said corporation.

    _______________________
    Notary Public

My Commission Expires:

_____________________

STATE OF DELAWARE   )
           ) ss.:
COUNTY OF NEW CASTLE     )

The foregoing instrument was acknowledged before me this 26th day of June, 2006, by WILLIAM J. WADE, an individual.

    _______________________
    Notary Public

My Commission Expires:

_____________________